DELAWARE GROUP® EQUITY FUNDS IV

Delaware Global Equity Fund (the “Fund”)

Supplement to the Fund’s Summary and Statutory Prospectuses and
Statement of Additional Information each dated January 29, 2024

Effective the date of this Supplement, the first paragraph of the section of the Fund’s summary prospectus entitled, “Fund summary — Delaware Global Equity Fund — What are the Fund’s principal investment strategies?” is deleted in its entirety and is replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. The Fund invests in a portfolio of common stocks of companies that are located throughout the world, including the United States. The Fund may rely on the country where the issuer is incorporated, is headquartered or has its principal place of business in determining the location of an issuer. Additionally, in pursuing its investment strategies, the Fund may hold significant investments (25% or more of its assets) in a specific market sector, including the consumer staples sector.

Effective the date of this Supplement, nondiversification risk is removed from the section of the Fund’s summary prospectus entitled, “Fund summary — Delaware Global Equity Fund —What are the principal risks of investing in the Fund?”.

Effective the date of this Supplement, the first paragraph of the section of the Fund’s statutory prospectus entitled, “How we manage the Fund — Our principal investment strategies — Delaware Global Equity Fund” is deleted in its entirety and is replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities (80% policy). The Fund's 80% policy is nonfundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days' notice prior to any such change. The Fund invests in a portfolio of common stocks of companies that are located throughout the world, including the United States. The Fund may rely on the country where the issuer is incorporated, is headquartered or has its principal place of business in determining the location of an issuer. Additionally, in pursuing its investment strategies, the Fund may hold significant investments (25% or more of its assets) in a specific market sector, including the consumer staples sector.

Effective the date of this Supplement, nondiversification risk is removed from the section of the Fund’s statutory prospectus entitled, “How we manage the Fund — The risks of investing in the Funds — Delaware Global Equity Fund”.

Effective the date of this Supplement, the second paragraph of the section of the Fund’s statement of additional information entitled, “Organization and Classification — Classification” is deleted in its entirety and is replaced with the following:

Each of the Fund's portfolio of assets is diversified as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act requires a “diversified” fund, with respect to 75% of the value of its total assets, to invest (1) no more than 5% of the value of the fund's total assets in the securities of any one issuer and (2) in no more than 10% of the outstanding voting securities of such issuer. This limitation generally requires a diversified fund to invest in securities issued by a minimum of 16 issuers. This limitation cannot be changed without approval by the holders of a “majority” of a Fund's outstanding shares as described below.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated February 28, 2024.